BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. III

                                EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Boston Financial Qualified Housing Tax Credits L.P. III (the Partnership)on Form 10-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer and Principal Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


                                /s/Greg Judge
                               -------------------------------
                                   Greg Judge
                                   Principal Executive Officer and
                                   Principal Financial Officer
                                   Arch Street VIII, LP, as
                                   Managing General Partner of
                                   Boston Financial Qualified Housing Tax
                                   Credits L.P. III



                                   Date:  November 14, 2008


A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

               BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. III
                     (A Limited Partnership)

                             EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Boston Financial Qualified Housing Tax Credits L.P. III (the Partnership) on Form 10-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer and Principal Financial Officer, hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


                                    /s/Greg Judge
                                  -------------------------------
                                       Greg Judge
                                       Principal Executive Officer and
                                       Principal Financial Officer
                                       Arch Street VIII, LP, as
                                       Managing General Partner of
                                       Boston Financial Qaulified Housing Tax
                                       Credits L.P. III



                                        Date:  November 14, 2008


A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.